UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2024

REPLIGEN CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-14656	04-2729386
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Seyon Street, Bldg. 1, Suite 100, Waltham, MA 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 250-0111

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RGEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Information.

On July 9, 2024, Repligen Corporation (the “Company”) discovered that an unauthorized third party had accessed certain files on the Company’s information systems. Upon this discovery, the Company immediately activated response procedures to investigate, contain, and remediate the incident and also notified law enforcement, in accordance with the Company’s established protocols. The Company has engaged external cybersecurity experts to assist with the investigation and other response activities. As of the date of this report, other than the Company’s response and remediation activities, the incident has not had an impact on the Company’s business or operations. The Company’s ability to serve customers has also not been impacted, and its information systems remain operational and undisrupted. Further, the Company does not anticipate that this incident will have a material impact on its financial condition or results of operations. While the Company believes it has contained the incident and that no systems were encrypted by malware, it continues to investigate this matter to determine the full extent of the impact on the Company, including what, if any, regulatory and legal notifications the Company will need to make as a result of this matter.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein which do not describe historical facts, including, statements regarding plans, expectations and beliefs about the incident, the Company’s incident response, the scope and impact of the incident on the Company’s systems, customers, financial condition or results of operations, and the Company’s investigation, containment and remediation efforts, are forward-looking statements based on management’s current expectations and beliefs and involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements, including the risk that the Company’s has underestimated the scope of or impacts from the incident, the possibility that containment and remediation efforts may not be successful and other risk and uncertainties contained in the documents filed by the Company with the Securities and Exchange Commission. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made and the Company disclaims any obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPLIGEN CORPORATION

Dated: July 15, 2024	By:	/s/ Tony J. Hunt
Tony J. Hunt
Chief Executive Officer